SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                                                                                                                     July 18, 2008

MOTIVNATION, INC.
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(Exact Name of Registrant as Specified in its Charter)

Nevada                                     000-50048                                      82-6008492
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(State or Other Jurisdiction      (Commission                          (IRS Employer
of Incorporation)                         File Number)                        Identification No.)

1810 Von Karman Ave., Suite 330 Irvine, CA                                     92612
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(Address of Principal Executive Offices)                                         (Zip Code)

Registrant's telephone number, including area code: (888) 258-6458
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(Former Name or Former Address, if Changed Since Last Report)

Item 7.01 Regulation FD Disclosure.

MotivNation’s (the “Company”) principal operating subsidiary, TrixMotive, Inc. filed Chapter 7 bankruptcy on Tuesday, July 18, 2008.  The Company stated that they bankrupted the subsidiary, which fell victim to the economy, in order to stabilize ongoing operations and protect the parent company from additional expenditures by the subsidiary, thus enabling the Company to stay operational.

Item 9.01 Financial Statements and Exhibits.

(d).             Exhibits

99.1           News Release

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

/s/ George LeFevre
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George LeFevre , Chief Executive Officer           Date: July 25, 2008